UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard
Suite 650
Coral Gables, FL 33146
           (Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HMTV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosure.

On March 30, 2020, Hemisphere Media Group, Inc. (the “Company”) issued a press release announcing that the Company is withdrawing its Adjusted EBITDA guidance for the year ending December 31, 2020.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended, or the Exchange Act if such subsequent filing specifically references this Current Report on Form 8-K.

Statements in this Current Report on Form 8-K, including the exhibit attached hereto and oral statements made from time to time by representatives of Hemisphere may contain certain statements about the Company and its consolidated subsidiaries that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These include, but are not limited to, Puerto Rico’s uncertain political climate, as well as delays in the disbursement of earmarked federal funds on the local economy and advertising market, the effects of Hurricane Maria and recent earthquakes in Puerto Rico on the Company’s business and the advertising market in Puerto Rico as well as the Company’s customers, employees, third-party vendors and suppliers, the effect on affiliate revenue that Hemisphere receives, short and long-term migration shifts in Puerto Rico, the Company’s ability to timely and fully recover proceeds under our insurance policies, the effects of a contagious disease like the novel coronavirus on the Company’s business and the advertising market, either nationally or in the local markets in which the Company operates, the Company’s ability to successfully integrate acquired assets and achieve anticipated synergies, statements relating to the Company’s future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the headings “Risk Factors” and “Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

Item 8.01.  Other Events.

Supplemental Risk Factor

In light of recent developments relating to COVID-19, the Company is supplementing Item 1A. Risk Factors in the Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 9, 2020. The following risk factor should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

Adverse conditions in the U.S. and international economies could negatively impact our results of operations.

Unfavorable general economic conditions, such as a recession or economic slowdown in parts of the United States or in one or more of the major markets in which we operate, could negatively affect our advertising revenue.  If these events were to occur, it could have a material adverse effect on our results of operations.

The risks associated with our advertising revenue become more acute in periods of a slowing economy or recession, including, as a result of public health crises, such as the recent outbreak of the COVID-19 novel coronavirus.  As a result of the COVID-19 pandemic, television viewing audiences around the globe have increased dramatically and we have experienced an increase in ratings and delivery across our Networks as many people are self-isolating at home.  However, the outbreak of the novel coronavirus may have a material and adverse impact on advertising in the near and medium term as expenditures by advertisers tend to be cyclical, reflecting overall economic conditions and budgeting and buying patterns.

The magnitude of the impact will depend on the duration and extent of the global pandemic and the impact of federal, state, local and foreign governmental actions and consumer behavior in response to the pandemic and such governmental actions.  Due to the evolving and uncertain nature of this situation, we are not able to estimate the full extent of the negative impact on our operating results and financial position particularly over the near to medium term.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on March 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: March 30, 2020	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
Executive Vice President, Chief Legal Officer and Corporate Secretary